Exhibit 10.1

SEVENTH AMENDMENT TO AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of September 21, 2012 is entered into among AGC FUNDING CORPORATION (the “Seller”), AMERICAN GREETINGS CORPORATION, in its capacity as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (in its individual capacity, “PNC”), as purchaser agent for Market Street Funding LLC, as Administrator for each Purchaser Group (in such capacity, the “Administrator”) and as issuer of Letters of Credit (in such capacity, together with its successors and permitted assigns in such capacity, the “LC Bank”) and MARKET STREET FUNDING LLC (in its individual capacity, “Market Street”), as a Conduit Purchaser and as a Related Committed Purchaser.

RECITALS

1. The Seller, the Servicer, the Administrator, PNC, Market Street and the LC Bank are parties to the Amended and Restated Receivables Purchase Agreement dated as of October 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2. Amendments to Agreement. The Agreement is hereby amended as follows:

(a) The amount specified as the “Commitment” with respect to Market Street in its capacity as a Related Committed Purchaser and as set forth below its Purchaser Agent’s signature to the Agreement is hereby amended and restated in its entirety as set forth below its Purchaser Agent’s signature hereto.

(b) The amount specified as the “Commitment” for PNC in its capacity as LC Bank and as set forth below its signature in such capacity to the Agreement is hereby amended and restated in its entirety as set forth below its signature in such capacity hereto.

(c) Clause (a) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

(a) the Obligor of which is (i) a United States resident or an Eligible Foreign Obligor, (ii) not subject to any action of the type described in paragraph (f) of Exhibit V to the Agreement, (iii) not an Excluded Obligor, (iv) not an Affiliate of Greetings and (v) not Schurman Fine Papers or any Subsidiary thereof; it being understood and agreed that any Pool Receivable (and the origination, sale or servicing thereof) with respect to which Schurman Fine Papers or any Subsidiary thereof is the Obligor shall be excluded from the calculation of (x) “Days’ Sales Outstanding,” “Delinquency Ratio,” “Dilution Ratio,” “Dilution Reserve,” “Dilution Reserve Percentage,” “Disputed Default Ratio,” “Everyday Default Ratio,” “Loss Reserve,” “Loss Reserve Percentage,” “Receivables Based Loss Reserve Percentage,” “Sales Based Loss Reserve Percentage,” “Seasonal Default Ratio,” “Total Reserve,” “Yield Reserve” and “Yield Reserve Percentage,” and (y) any components of the calculations and terms described in clause (x), in each case, for all purposes of this Agreement and each of the other Transaction Documents on and after the date on which the Servicer first delivers an Information Package hereunder that reflects such exclusion,

(d) The definition of “Everyday Default Ratio” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Everyday Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables identified by the Seller or the Servicer on the most recent Information Package as Receivables relating to SBT invoices, everyday invoices and manual invoices that became Defaulted Receivables during such month by (b) the aggregate credit sales other than Seasonal Sales made by the Originators during the month that is six months before such month.

(e) Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by deleting the date “September 21, 2012” therein and substituting the date “October 1, 2015” therefor.

(f) The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the amount “$70,000,000” therein and substituting the amount “$50,000,000” therefor.

(g) The definition of “Seasonal Sales” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Seasonal Sales” means those amounts identified by the Seller or Servicer on the periodic Information Packages as invoices (other than SBT invoices) related to specific seasonal shipments.

(h) Section 2(a) of Exhibit II to the Agreement is hereby replaced in its entirety with the following:

(a) in the case of each Funded Purchase and each issuance of a Letter of Credit, each of the following conditions shall be satisfied unless waived in writing by the Administrator following the Administrator’s receipt of the applicable completed purchase notice: (i) the Servicer shall have delivered to the Administrator and each Purchaser Agent on or before such purchase or issuance, as the case may be, in form and substance satisfactory to the Administrator and such Purchaser Agent, a completed pro forma Information Package to reflect the level of Investment, the LC Amount and related reserves and the calculation of the Purchased Interest after such subsequent purchase or issuance, as the case may be, and a completed purchase notice in the form of Annex B, (ii) if no Information Package has been delivered to the Administrator and the Purchaser Agents during the preceding 90-days due to the proviso to Section 2(i)(iii) of Exhibit IV, then the Administrator shall have performed an audit of the Servicer, Greetings and/or the Seller in accordance with the provisions of Section 1(h) and/or 2(f) of Exhibit IV within [60] days of such Funded Purchase or issuance and (iii) the Servicer shall have delivered to the Administrator and each Purchaser Agent on or before such purchase or issuance, as the case may be, each Information Package that was not previously delivered due to the proviso to Section 2(i)(iii) of Exhibit IV; and

(i) Section 2(i)(iii) of Exhibit IV to the Agreement is hereby replaced in its entirety with the following:

(iii) as to the Servicer only, as soon as available and in any event not later than two Business Days prior to the Settlement Date, an Information Package as of the last day of such month or, within 10 Business Days of a request by the Administrator or any Purchaser Agent, an Information Package for such periods as is specified by the Administrator or such Purchaser Agent (including on a semi-monthly, weekly or daily basis); provided, however, unless otherwise required pursuant to Section 2(a) of Exhibit II to the Agreement in connection with any Funded Purchase or issuance of any Letters of Credit, the Servicer shall not be obligated to deliver any Information Package in accordance with this Section 2(i)(iii) on any day when the sum of (A) the Aggregate Investment, plus (B) the LC Amount, equals zero;

(j) Clause (d) of the definition of “Termination Event” set forth in Exhibit V to the Agreement is hereby replaced in its entirety with the following:

(d) the Seller or the Servicer shall fail to deliver an Information Package pursuant to the Agreement at any time when (i) the sum of (A) the Aggregate Investment, plus (B) the LC Amount, exceeds (ii) zero, and such failure shall remain unremedied for two Business Days;

3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each Purchaser and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties of such Person contained in Exhibit III of the Agreement are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date, and in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by PNC of (i) counterparts of this Amendment executed by each of the other parties hereto, (ii) counterparts of that certain Purchaser Group Fee Letter, dated as of the date hereof (the “Fee Letter”), executed by the Seller, the Servicer, PNC and Market Street, in each case in form and substance satisfactory to the Administrator in its sole discretion and (iii) the “Amendment Fee” (under and as defined in the Fee letter) in accordance with the terms of the Fee Letter.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile or by email of a .pdf copy thereof shall be effective as delivery of an originally executed counterpart hereof.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the general obligations law of the State of New York).

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

(continued on following page)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AGC FUNDING CORPORATION, as Seller

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Vice President and Treasurer

AMERICAN GREETINGS CORPORATION, as Servicer

By:	/s/ Gregory M. Steinberg
Name:	Gregory M. Steinberg
Title:	Treasurer

S-1

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street Funding LLC

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

Commitment: $50,000,000

PNC BANK, NATIONAL ASSOCIATION, as LC Bank

By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

Commitment:$50,000,000

S-2

MARKET STREET FUNDING LLC, as a Conduit Purchaser and as a Related Committed Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

S-3